Prospectus supplement dated October 13, 2021
to the following prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY prospectuses dated May 1, 2021
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
At a meeting on September 13, 2021, the Board of Trustees (the "Board") of Ivy Funds and the Ivy Variable Insurance Portfolios, the Board approved the liquidation (the "Liquidation") pursuant to which the Ivy Variable Insurance Portfolios – Delaware Ivy Global Bond: Class II (the "Fund") will be liquidated. The liquidation is expected to occur on or about November 15, 2021 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about September 30, 2021, the Fund will no longer be available for purchase or exchanges by new investors.
•	Shareholders of the Fund may continue to make purchases until five (5) business days (anticipated to be on or about November 8, 2021) prior to the Liquidation Date.
•	Prior to the Liquidation Date and pursuant to the terms of your contract, you may exchange your shares of the Fund for shares of the same class of any other Delaware Ivy Fund by Macquarie.
•	On or about the Liquidation Date, any remaining assets of the Fund will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class Y (the "Acquiring Fund").
•	After the Liquidation Date, any and all references in the prospectus to the Fund are deleted and replaced with the Acquiring Fund.
Accordingly, Appendix A: Underlying Mutual Fund Information is amended to close the following:
Ivy Variable Insurance Portfolios - Delaware Ivy Global Bond: Class II (formerly, Ivy Variable Insurance Portfolios - Global Bond: Class II)
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective November 8, 2021
Investment Advisor:	Delaware Management Company
Sub-advisor:	Macquarie Investment Management Global Limited, Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited
Investment Objective:	To seek to provide a high level of current income. Capital appreciation is a secondary objective.
PROS-0617
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